CHEMICAL
All references to Chemical Bank, The
Chase Manhattan Bank, N.A., or The
Chase Manhattan Bank, (National Association) shall mean The Chase Manhattan Bank, a
New York State Chartered Bank









                     GENERAL LOAN AND COLLATERAL AGREEMENT
                         OF PT-1 COMMUNICATIONS, INC.

     Upon and after the happening of any event of deficiency or event of default, the Bank shall have, in addition to all other rights and remedies, the remedies of a secured party under the New York Uniform Commercial Code.

     The undersigned hereby authorizes the Bank at any time during the existence of any event of deficiency, or upon or at any time after the occurrence of any event of default, whether occasioned by acceleration of maturity of any of the liabilities of the undersigned as hereinbefore provided or otherwise, to sell or grant options to purchase or otherwise realize upon the whole or from time to time any part of the collateral with or without notice or demand of payment of any of the liabilities of the undersigned. Any such sales may be made at any broker's board or at public or private sale, at the option of the Bank, with or without advertisement or notice of intention to sell or of the time or place of sale and may be for cash or credit and for present or future delivery. At any sale the Bank may become the purchaser of any of the property sold, free from any right of redemption.

     The undersigned agrees to pay to the Bank, as soon as incurred, all costs and expenses incidental to the care, sale, or collection of or realization upon any of the collateral or in any way relating to the rights of the Bank hereunder, including counsel fees. The Bank may apply any or all proceeds of the collateral to the payment or reduction of such of the liabilities of the undersigned and in such amounts as it may select, although contingent and although unmatured; and may set off, without notice, against all or any part of the liabilities of the undersigned, whether or not then due or matured, all amounts owed by the Bank in any capacity to the undersigned in any capacity, whether or not then due or matured, and the Bank shall be deemed to have exercised such right against such funds immediately upon an event of default or event of deficiency and without further action even though such set off is subsequently entered on the Bank's books and records; and in case of any deficiency, the undersigned will remain liable therefor.

     The undersigned expressly waives and releases any right under any theory whatsoever to require the Bank to collect any portion of the liabilities of the undersigned from any other person or from the proceeds of any other property held by the Bank. The Bank is hereby authorized, with or without notice, before or after maturity of any of the liabilities of the undersigned, to transfer to or register in the name of its nominee or nominees all or any part of the collateral and to exercise any or all rights of collection, enforcement, conversion or exchange and other similar rights, privileges and options pertaining to the collateral, but the Bank shall have no duty to exercise any such rights, privileges or options or to sell or otherwise realize upon any of the collateral as herein authorized or to preserve the same and shall not be responsible for any failure to do so or delay in doing so.

     The undersigned expressly waives all notices of any character whatsoever and waives, as against the Bank, any right of subrogation, contribution, indemnification and all other rights available to the undersigned at law or in equity.

     The Bank may transfer this instrument and/or any or all instruments evidencing any or all of the liabilities of the undersigned and may deliver the collateral or any part thereof to the transferee or transferees, who shall thereupon become vested with all the powers and rights with respect thereto given to the Bank hereby or by the instrument or instruments so transferred, and the Bank shall thereafter be forever relieved and fully discharged from any liability or responsibility with respect thereto; but the Bank shall retain all rights and powers hereby given to it with respect to any and all liabilities of the undersigned and collateral not so transferred. The provisions of the fifth and sixth paragraphs hereof shall be and remain effective although any of the conditions stated therein shall, with or without the knowledge of the Bank, exist at or immediately after the time of its acceptance of any liability of the undersigned or of further security or of any payment on account. Presentment and demand for payment with respect to any of the liabilities of the undersigned may be made at the office of the Bank. Any notice to or demand on the undersigned elected to be given or made by the Bank or any transferee shall be deemed effective, if not first otherwise made or given, when forwarded by mail, telecopier, cable or radio or telephoned to the last address of the undersigned appearing on the Bank's books. No act or delay on the part of the Bank or any transferee in exercising any rights hereunder shall be deemed to be a waiver of the obligation of the undersigned or of the right of the Bank or of any transferee to take further action without notice or demand as provided herein; nor in any event shall any waiver be effective unless in writing and then the same shall be applicable only in the specific instance for which given. No course of dealing between the undersigned and the Bank shall be effective to modify or discharge in whole or in part this agreement.

     This agreement shall cover all future as well as all existing transactions and shall remain effective irrespective of any interruptions int eh business relations of the undersigned with the Bank. The term "undersigned" as used herein shall, if this instrument is signed by more than one party, mean the "undersigned and each of them" and each undertaking herein contained shall be their joint and several undertaking, provided, however, that in the phrases "of the undersigned", "by the undersigned", "against the undersigned", "for the undersigned", "to the undersigned", and "on the undersigned", the term "undersigned" shall mean the "undersigned or any of them", and the Bank may release or exchange any of the collateral belonging to any of the parties hereto and may renew or extend any of the liabilities of any of them and may make additional advances or extensions of credit to any of them and may release or fail to set off any deposit account or credit of any of them and may grant other indulgences to any of them, all from time to time, before or after maturity of any of the liabilities of the undersigned, with or without further notice to or assent from any of the other parties hereto. If any party hereto shall be a partnership, the agreements herein contained shall remain in force and applicable notwithstanding any changes in the individuals composing the partnership, and the term "undersigned" shall include any altered or successive partnerships, but the predecessor partnerships and their partners shall not thereby be released from any liability.

     In order to induce Chemical Bank _____________________________
(hereinafter called the "Bank") from time to time in its discretion to extend or continue credit to or make other financial accommodations to or for the benefit of the undersigned or to or for the benefit of third parties on the guaranty or endorsement or other assurance of the undersigned, the undersigned grants to the Bank by pledge, assignment and/or hypothecation and agrees that in addition to any rights which the Bank would otherwise have, the Bank shall have a lien for all the liabilities of the undersigned upon, all property and the proceeds thereof (including any property of others that the undersigned has the power to pledge, assign, hypothecate or otherwise dispose of), real or personal, tangible or intangible, of any kind, or any interest in any thereof, now or hereafter pledged, mortgaged, transferred or assigned to the Bank, Chemical Securities, Inc., or any other affiliate of the Bank or its agents or otherwise in the possession or control of the Bank, Chemical Securities, Inc., or any other affiliate of the Bank now or hereafter, for safekeeping, custody, pledge, transmission and collection or for any other or different purpose for the account or benefit of the undersigned and also upon any balance of any deposit account or of any credit of the undersigned with the Bank, Chemical Securities, inc., or any other affiliate of the Bank whether now existing or hereafter established, hereby authorizing the Bank at any time or times with or without prior notice to apply such balances or credits or any part hereof to such of the liabilities of the undersigned, although contingent or unmatured, in such amounts as it may select and whether or not the collateral or the responsibility of other persons primarily, secondarily or otherwise liable may be deemed adequate. All such property and balances and credits are hereinafter collectively referred to as the "collateral". For the purposes of this paragraph, all remittances and property shall be deemed to be in the possession of the Bank as soon as the same may be put in transit to it by mail or carrier.

     For the purposes of this instrument, the term "liabilities of the undersigned" shall include al present and future liabilities of the undersigned to the Bank of any and all kinds, and claims of every nature and description of the Bank against the undersigned, whether created directly or acquired by the Bank by assignment or otherwise, whether now existing or hereafter arising, absolute or contingent, joint or several, due or to become due, secured or unsecured. If the liabilities of the undersigned arise out of the undersigned's guaranty of another person's or entity's (a "Borrower") debt to the Bank, such Borrower's obligations shall be part of the liabilities of the undersigned.

     The undersigned shall remain responsible for ascertaining any maturities, calls, conversions, exchanges, tenders or similar matters relating to the collateral, and the Bank shall have no duty to so ascertain or to inform the undersigned with respect thereto (whether or not the Bank has, or is deemed to have, knowledge). Should the undersigned ascertain any such event and request that the Bank take action with respect thereto, the Bank shall not be required to do so unless such request be in writing and the Bank determines that such action will not adversely affect the value as collateral of the collateral.

     The undersigned authorizes the Bank to deliver to others a copy of this General Loan and Collateral Agreement as written notification of the undersigned's transfer of a security interest in the Collateral to the Bank. The undersigned will execute immediately upon the Bank's request such documents and endorsements as are necessary or desirable, in the Bank's sole discretion, to perfect and continue perfected the liens and security interests granted herein or to enable the Bank to negotiate, transfer and deliver the collateral. The undersigned hereby appoints the Bank as the undersigned's attorney-in-fact, at the Bank's option and at the undersigned's expense, to do all acts and things, in the undersigned's name, place and stead, which the Bank deems necessary or desirable to perfect and continue perfected the security interests created herein and to protect the collateral. Upon receipt of any securities, dividends, or the like, that are distributed to the undersigned (as a result of a cash or stock dividend, stock split or otherwise) in respect of securities being held by the Bank, Chemical Securities, Inc., or any other affiliate of the Bank as collateral, the undersigned shall immediately deliver such securities, duly assigned, or such dividend payments, to the Bank or such affiliate.

     The undersigned agrees that if at any time or times the value, represented by the price readily available to the Bank at an immediate sale, of the collateral then held by the Bank, should decline or should not be, in the sole judgment of the Bank, satisfactory or adequate, or shall be, in the sole judgment of the Bank, unsatisfactory or inadequate with respect to any and all unpaid liabilities of the undersigned, then and in each such event (hereinafter referred to as an "event of deficiency"), as to the existence or occurrence of which the opinion of the Bank or any of its officers shall, for the purposes of this instrument, be conclusive, the undersigned will, with or without notice or demand, immediately pay on account such amount, or furnish such further security, as may, in either case, be satisfactory to the Bank. During the existence of any event of deficiency, the Bank may at any time or from time to time, with or without notice, declare any or all of the liabilities of the undersigned, although otherwise unmatured or contingent, immediately absolute and due and payable, by making an endorsement or endorsements to such effect upon the evidences of such liabilities or upon this instrument.

     In the event of (a) any default for any reason under any of the liabilities of the undersigned or default in the prompt payment (at maturity, by acceleration or otherwise) of any of the liabilities of the undersigned, or
(b) the insolvency, suspension of usual business, general assignment or failure of the undersigned or any Borrower, or (c) the appointment of a receiver, conservator, rehabilitator or similar officer for the undersigned or any Borrower or for any of the property of the undersigned or any Borrower, or
(d) the issuance of any warrant of attachment against any of the property of the undersigned or any Borrower, or the issuance of any levy by a taxing authority or (e) the filing of a petition in bankruptcy by or against the undersigned or any Borrower or the commencement of any proceedings by or against the undersigned or any Borrower under any bankruptcy or debtors law for the relief or reorganization of the undersigned or any Borrower or for the composition, extension, rearrangement or readjustment of any obligations of the undersigned or any Borrower, or (f) the commencement of any proceedings supplementary to execution relating to any judgment against the undersigned or any Borrower, or (g) death or dissolution, merger, consolidation or reorganization, then and in any such event (hereinafter referred to as an "event of default") all liabilities of the undersigned, although otherwise unmatured or contingent, shall forthwith become absolute and due and payable without any notice or demand whatsoever.

The Bank and the undersigned, in any litigation arising out of or in connection with the collateral, the liabilities of the undersigned or this agreement, IRREVOCABLY WAIVE TRIAL BY JURY.

This agreement shall be governed by and construed in accordance with the laws of the State of New York.


Executed and delivered this 8th day of October 1997.


                                   ----------------------------------
                                   (Individual Borrower)


                                   ----------------------------------
                                   (Individual Borrower)


                                   PT-1 COMMUNICATIONS, INC.
                                   -------------------------------------------
                                   (Name of Corporate or Partnership Borrower)


ATTEST:  /s/ Douglas Barley        By:  /s/ Samer Tawfik  CEO and Chairman
       -----------------------        --------------------------------------
       (for corporate Borrowers
        only-to be signed by       By:  /s/ Peter Vita     President
        Secretary or Assistant        --------------------------------------
        Secretary)


(AFFIX CORPORATE SEAL HERE)

All references to Chemical Bank,
The Chase Manhattan Bank, N.A.,
or The Chase Manhattan Bank,
(National Association) shall
mean The Chase Manhattan Bank,
a New York State Chartered Bank.